U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report: January 30, 2004

                              MIKRON INFRARED, INC.
               (Exact name of issuer as specified in its charter)

         New Jersey                    0-15486                   22-1895668
(State or Other Jurisdiction of      (Commission               (IRS Employer
Incorporation or Organization)       File Number)            Identification No.)

                   16 Thornton Road, Oakland, New Jersey 07436
              (Address and Zip Code of Principal Executive Offices)

                                 (201) 405-0900
                         (Registrant's Telephone Number)

Item 7. Financial Statements and Exhibits

      The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

      (a)   Financial Statements -- none

      (b)   Pro forma financial information -- none

      (c)   Exhibits

     Number                         Description
     ------                         -----------

      99.1 Press release of Mikron Infrared, Inc. announcing its earnings for the fiscal year and quarter ended October 31, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

On January 30, 2004, the Registrant issued a press release announcing its earnings for the fiscal year and quarter ended October 31, 2003. Such press release is furnished herewith as Exhibit 99.1.

                                    Signature

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Mikron Infrared Company, Inc.


Dated: February 2, 2004              By: /s/ Paul a. Kohmescher
                                         ---------------------------------------
                                         Paul A. Kohmescher, Vice President
                                         and Chief (Principal) Financial Officer


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